                                                                      EXHIBIT 10


                         AMERICAN RETIREMENT CORPORATION
                             401(K) RETIREMENT PLAN

         Schedule of Assets Held for Investment Purposes at End of Year

                               December 31, 2000


                       Identity
                       of Issuer,
    Party-in-          Borrower,                     Description of Investment, Including
    Interest           Lessor, or                      Maturity Date, Rate of Interest,                          Current
  Identification     Similar Party                  Collateral, and Par or Maturity Value                         Value
  --------------     -------------     -----------------------------------------------------------------       -----------
                         Putnam        Putnam Investors Fund - 44,676.42 units                                 $   686,230
        *               SunTrust       Classic Balanced Fund - 95,082.20 units                                   1,254,134
        *               SunTrust       Classic Capital Growth Fund - 263,506.33 units                            3,942,055
        *               SunTrust       Classic Mid-Cap Equity Fund - 131,730.82 units                            1,439,818
        *               SunTrust       Employee Benefit Stable Asset Fund - 63,318.88 units                      1,915,794
        *               SunTrust       Small Cap Growth Stock Fund - 64,087.74 units                             1,155,502
        *               SunTrust       Classic Value Income Stock Fund - 176,707.74 units                        1,982,661
                        Vanguard       Vanguard 500 Index Fund - 7,829.16 units                                    954,062
                        American
                       Retirement
        *             Corporation      American Retirement Corporation, Common Stock - 122,602.83 shares           373,939
                                       Other investments:
                                            Participant loans receivable, at variable
                                               rates, due at various dates through
                                               December 31, 2005                                                    92,998
                                                                                                               -----------
                                                   Total                                                       $13,797,193
                                                                                                               ===========

* SunTrust and American Retirement Corporation are parties-in-interest to the Plan.



See accompanying independent auditors' report.